UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                Amendment No. 1
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2005
                                                        ----------------

                              VIPER NETWORKS, INC.
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                      Utah
                            (State of Incorporation)

                                     0032939
                              (Commission File No.)

                                   87-0410279
                        (IRS Employer Identification No.)

              10373 Roselle Street, Suite 170, San Diego, CA 92121
                     (Address of Principal Executive Office)

        Registrant's telephone number including area code: (858) 452-8737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 4.01         Changes in Registrant's Certifying Accountants


On January 20, 2005, J.H. Cohn LLP ("J.H. Cohn") resigned from its position as Viper Network, Inc.'s principal independent accountant.

J.H. Cohn has not issued any audit report for either of the past two years. Pursuant to item 304(a)(1)(ii) of Regulation S-B. J.H. Cohn has not issued any adverse opinion or disclaimer of opinion or qualification. J.H. Cohn did not, during the applicable periods advise Viper Networks, Inc. of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

Pursuant to item 304(a)(1)(iv)(A)of Regulation S-B and during the Company's four most recent fiscal years ended December 31, 2004, to include the six months ended June 30, 2001 and through January 20, 2004 (the date of resignation of J.H. Cohn), there were no disagreements between the Company and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to J.H. Cohn's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

On February 1, 2005, the Company retained the firm of Armando C. Ibarra Certified Public Accountant, PC to audit Viper Network, Inc.'s financial statements for the years ended December 31, 2001, and December 31, 2002. At no time during the past three fiscal years or any subsequent period did Viper Networks, Inc. consult with Armando C. Ibarra Certified Public Accountant, PC regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Viper Networks, Inc.'s financial statements or any matter of the sort described above with reference to Armando C. Ibarra Certified Public Accountant, PC.


                                    EXHIBITS

        Exhibit 16.1    Letter from J.H. Cohn, LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIPER NETWORKS, INC.


Dated: February 3, 2005                By:/s/ Paul E. Atkiss
                                       -----------------------------------
                                       Paul E. Atkiss
                                       Chief Financial Officer

                                                                  Exhibit 16.1





Office of the Chief  Accountant
Securities  and Exchange  Commission
450 Fifth Street N.W.
Washington, D.C. 20549-0406


Gentlemen:


We have read Item 4~O1 included in the amended Form 8-K dated February 3, 2005 of Viper Networks, Inc. (Commission file No. 000-32939) flIed with the Securities and Exchange Commission and are in agreement with the statements contained therein as they relate to our firm.



J.H. Cohn LLP
San Diego, California
February 3, 2005